UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2023

ANTIAGING QUANTUM LIVING, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	000-56157	47-2643986
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas 33 FL, New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(929) - 527-5382

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2023, the existing director and officer of ANTIAGING QUANTUM LIVING Inc. A.K.A. Achison, Inc. (the “Company”) resigned effective immediately. At the effective date of the resignation, Mr. Barry Wan consented to act as the new Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and a Director of the Company. Director Resolution is attached hereto as Exhibit 1.1.

Mr. Barry Wan obtained a Bachelor of Science in Mechanical Engineering from The Hefei University of Technology, followed by a Master’s degree from Queens College, the City University of New York.

Mr. Wan is a seasoned entrepreneur who has made significant contributions to the science and technology, real estate, and insurance sectors in both the United States and China. In the 2000s, he successfully established multiple companies in the U.S., including REMAX People Realty, where he served as the founder and CEO. Under his leadership, REMAX People Realty has become one of the leading real estate brokerage firms in New York City.

In the 2010s, Mr. Wan expanded his entrepreneurial endeavors into China. Mr. Wan founded Ymall, an innovative ecommerce 2.0 platform catering to both online and physical retailers. Additionally, he established Anti-Age Dr. and Tai Bao Global Ecological NewWealth.

Furthermore, Mr. Wan has also contributed his expertise as a Strategy Consultant for Renmi (Hangzhou) Network Technology Co., Ltd. and held the esteemed position of Executive Chairman at the China Real Estate Chamber of Commerce.

Item 5.03 Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year.

Effective June 14, 2023, Achison Inc. (the “Company”) changed its name to Antiaging Quantum Living Inc. The name change was made pursuant to Section 805 of the Business Corporation Law. The Company amended Paragraph One of the Company’s Certificate of Incorporation to change our corporate name to Antiaging Quantum Living Inc. filed with the Secretary of State of the State of New York on June 14, 2023. A copy of the Certificate of Amendment of the Certificate of Incorporation is attached hereto as Exhibit 2.1.

Moreover, as a result of the company’s name changes, there is an ongoing process to modify its ticker symbol to AAQL. This change is currently under review by FINRA (Financial Industry Regulatory Authority).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 26, 2023

ANTIAGING QUANTUM LIVING, Inc.

/s/ Barry Wan
By:	Barry Wan
Title:	President

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EXHIBIT INDEX

Exhibit No.

1.1	Board Resolution resignation and appointment dated June16 2023.

2.1	ACHISON INC Certificate of Amendment Filing Receipt and Certified Copy.

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